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Exhibit 10.7

NOTICE OF FINAL AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$600,000.00	01/14/2005	06-30-2005				DWB

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ****** has been omitted due to text length limitations.

Borrower:	Sunbelt Bancshares, Inc. 1625 N. Stemmons Freeway Dallas, TX 75207	Lender:	TIB - THE INDEPENDENT BANKERSBANK 350 Phelps Drive Irving, TX 75038 (972) 650-6000

        THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        As used in this Notice, the following terms have the following meanings:

          Loan.    The term "Loan" means the following described loan: a non-precomputed Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $600,000.00 due on June 30, 2005. The reference rate (Wall Street Journal published rate, with an interest rate ceiling of 18.000%, currently 5.250%) is added to the margin of 0.500%, resulting in an initial rate of 5.750.

          Loan Agreement.    The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation of the following:

LOAN DOCUMENTS

Corporate Resolution: Sunbelt Bancshares, Inc. Promissory Note	Customer Information Profile: Sunbelt Bancshares, Inc.
TX Commercial Guaranty: Jerry Burnett	TX Commercial Guaranty: Ruth Armstrong
TX Commercial Guaranty: Paul DeCleva, Jr.	TX Commercial Guaranty: Donald Dawson
TX Commercial Guaranty: Linda Love	TX Commercial Guaranty: Daniel Griffin
TX Commercial Guaranty: Barbara Rothgeb	TX Commercial Guaranty: Bruce Reichstein
TX Commercial Guaranty: Jonathan C. Seib	TX Commercial Guaranty: Todd A. Seib
TX Commercial Guaranty: Janice Smith	TX Commercial Guaranty: Timothy L. Seib
TX Commercial Guaranty: Joseph Whitney	TX Commercial Guaranty: Craig M. White
TX Commercial Guaranty: David I. Stroud	TX Commercial Guaranty: Jeff Seib
Disbursement Request and Authorization	Trust Receipt—Trust Receipt
Notice of Final Agreement

          Parties. The term "Parties" means TIB - THE INDEPENDENT BANKERSBANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Sunbelt Bancshares. Inc.
Guarantor 1:	Ruth Armstrong
Guarantor 2:	Jerry Burnett
Guarantor 3:	Donald Dawson
Guarantor 4:	Paul DeCleva, Jr.
Guarantor 5:	Daniel Griffin
Guarantor 6:	Linda Love
Guarantor 7:	Bruce Reichstein
Guarantor 8:	Barbara Rothgeb
Guarantor 9:	Todd A. Seib
Guarantor 10:	Jonathan C. Seib
Guarantor 11:	Timothy L. Seib
Guarantor 12:	Janice Smith
Guarantor 13:	Craig M. White
Guarantor 14:	Joseph Whitney
Guarantor 15:	Jeff Seib
Guarantor 16:	David I. Stroud

NOTICE OF FINAL AGREEMENT
(Continued)

        This Notice of Final Agreement is given by TIB - THE INDEPENDENT BANKERSBANK pursuant to Section 26.02 of the Texas Business and Commerce Code. Each party who signs below, other than TIB - THE INDEPENDENT BANKERSBANK, acknowledges, represents, and warrants to TIB - THE INDEPENDENT BANKERSBANK that it has received, read and understood this Notice of Final Agreement. This Notice is dated January 14, 2005.

BORROWER:
SUNBELT BANCSHARES, INC.
By:	/s/ JERRY BURNETT Jerry Burnett, President of Sunbelt Bancshares, Inc.
GUARANTOR:
X:	/s/ RUTH ARMSTRONG Ruth Armstrong, Individually
GUARANTOR:
X:	/s/ JERRY BURNETT Jerry Burnett, Individually
GUARANTOR:
X:	/s/ DONALD DAWSON Donald Dawson, Individually
GUARANTOR:
X:	/s/ PAUL DECLEVA, JR. Paul DeCleva, Jr., Individually
GUARANTOR:
X:	/s/ DANIEL GRIFFIN Daniel Griffin, Individually
GUARANTOR:
X:	/s/ LINDA LOVE Linda Love, Individually

GUARANTOR:
X:	/s/ BRUCE REICHSTEIN Bruce Reichstein, Individually
GUARANTOR:
X:	/s/ BARBARA ROTHGEB Barbara Rothgeb, Individually
GUARANTOR:
X:	/s/ TODD A. SEIB Todd A. Seib, Individually
GUARANTOR:
X:	/s/ JONATHAN S. SEIB Jonathan S. Seib, Individually
GUARANTOR:
X:	/s/ TIMOTHY L. SEIB Timothy L. Seib, Individually
GUARANTOR:
X:	/s/ JANICE SMITH Janice Smith, Individually
GUARANTOR:
X:	/s/ CRAIG M. WHITE Craig M. White, Individually
GUARANTOR:
X:	/s/ JOSEPH WHITNEY Joseph Whitney, Individually
GUARANTOR:
X:	/s/ JEFF SEIB Jeff Seib, Individually
GUARANTOR:
X:	/s/ DAVID I. STROUD David I. Stroud, Individually
LENDER:
TIB - THE INDEPENDENT BANKERSBANK
X:	/s/ DANNY BISHOP Authorized Signer

LOAN AGREEMENT

        The following are the terms and conditions under which TIB The Independent BankersBank ("Lender") agrees to lend to Sunbelt Bancshares, Inc. ("Borrower") up to Six Hundred Thousand Dollars ($600,000.00) ("Loan") under that certain promissory note dated January 14, 2005, payable to the order of Lender, executed by Borrower and in the original principal amount of $600,000.00 (as the same may be renewed, extended or modified from time to time, the "Note").

        This Loan Agreement also refers to the proposed Sunbelt Bank, In Organization (hereinafter "Bank").

        This Loan Agreement also refers to "Exhibit A" (hereinafter collectively referred to as "Guarantors").

        The security for the Loan is described as follows: Unsecured

        See the attached definitions which are incorporated herein by reference for all purposes and are utilized herein.

        Until the aforesaid Loan (principal plus accrued interest) plus all Obligations set forth in the Loan Documents (including, without limitation, the Note, Loan Agreement, and all other Loan Documents), are paid in full and all commitments of Lender under the Loan Documents have terminated, Borrower represents and warrants to Lender, and covenants and agrees with Lender, as follows:

          1.     Borrower shall furnish to Lender the following:

            (a)   Borrower will promptly furnish to Lender, at Lender's request and within Lender's sole discretion, such additional financial or other information concerning the assets, liabilities, operations and transactions of Borrower, Bank, Guarantors and any Obligated Party as Lender may from time to time request.

          2.     Borrower shall:

            (a)   Permit Lender, and cause Bank to permit Lender, to examine the books and records and properties of Bank and Borrower.

            (b)   Comply with each and every term of this Loan Agreement and all terms of the other Loan Documents.

            (c)   Borrower will comply and cause Bank to comply with all laws, statutes, ordinances, governmental regulations, agreements, contracts, and instruments applicable to or binding upon it or any of its property, business, operations and transactions.

            (d)   Borrower will promptly notify Lender of the occurrence of any default under this Loan Agreement or any other Loan Document.

          3.     Borrower shall cause Bank to maintain the following:

            (a)   Control. There shall be no change in the control of Borrower or Bank without the prior written consent of Lender.

          4.     Borrower shall not prepay any indebtedness, other than the Obligations. Borrower shall not amend or modify the terms of subordinated indebtedness (if any) of Borrower without Lender's prior written consent.

          5.     If Borrower or any Obligated Party fails to comply with any term of this Loan Agreement or any other Loan Documents or is insolvent or is the subject of a bankruptcy proceeding, or if any representation or warranty made in this Loan Agreement or any other Loan Documents or any document contemplated hereby is false, misleading, or erroneous, or if Borrower or any

  Obligated Party fails to comply with any covenant or agreement in this Loan Agreement or any other Loan Document, then such failure shall constitute an event of default under this Loan Agreement, the Note, and each of the other Loan Documents, entitling Lender to terminate its commitment to lend and to declare all outstanding principal and accrued interest on the Note immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or any other formalities, all of which are hereby expressly waived, and Lender shall be entitled to exercise any and all rights and remedies afforded by the Loan Documents or otherwise by law.

          6.     Borrower and Guarantors represent and warrant to Lender, separately and individually as it relates to individual information on guarantors, that all information, including financial statements of Borrower, Guarantors, Bank, and any Obligated Parties, heretofore delivered to Lender in connection with this Loan is true, correct and complete and does not fail to disclose any material fact.

          7.     Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Loan Agreement and the other Loan Documents and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the administration, enforcement and preservation of any rights under this Loan Agreement on any other Loan Documents, including without limitations the costs and fees of Lender's legal counsel.

          8.     THIS LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          9.     This Loan Agreement and all other documents and instruments executed pursuant hereto or in connection herewith and the transactions contemplated hereby are made and performable in Dallas County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

          10.   This Loan Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

          11.   This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Lender, its successors and assigns; provided that Borrower may not assign its rights or obligations hereunder without Lender's prior written consent.

          12.   The obligation of Lender to make any advance under the Loan is subject to the following conditions precedent:

            (a)   No default or event of default shall have occurred under this Loan Agreement or any other Loan Document, or would result from such advance.

            (b)   All of the representations and warranties made in this Loan Agreement and in the other Loan Documents shall be true and correct on and as of the date of such advance with the same force and effect as if such representations and warranties had been made on and as of such date.

            (c)   The officer(s) of the Lender with responsibility for the Loan shall approve such advance(s).

            (d)   The making of such advance shall not cause the sum of all advances made to Borrower to exceed the Lender's legal lending limit as determined under applicable law.

            (e)   The purpose of the advance shall be to pay organizational and capital underwriting expenses associated with the formation and capitalization of Bank. Each advance will be preceded by a description of the use of proceeds of such advance request in form and substance satisfactory to Lender.

            (f)    Unless otherwise approved by Bank, the aggregate funding of the Loan will occur as follows: Up to, but not to exceed $200,000.00 until the Borrower and Bank have received regulatory approval for the formation of Bank and submitted documentation as such; Up to, but not to exceed $400,000.00 until the organizing shareholders (Guarantors) have each purchased their respective capital commitment in the amounts previously submitted to Lender and the escrow account at Lender equals or exceeds $6,000,000.00 in deposits; and the remaining $400,000.00 will be available after the deposits in the escrow account equal or exceed one half of the minimum capital proposed ($6,000,000.00) by Borrower, if additional organizational expenses are properly justified (at Lender's discretion) and capital raising effort is going as planned.

            (g)   Should Borrower incur any additional debt to TIB, advances on said note would be approved in a like, pro-rata fashion as detailed in condition 12. (f) above.

            (h)   All Loan Documents required by Lender (including guaranties and other loan documentation) shall have been executed and delivered to Lender, and all additional approvals or documents required by Lender or its legal counsel shall have been obtained and shall be satisfactory to Lender.

          13.   Borrower shall pay to Lender on execution hereof a fee in the amount of Five Thousand Exactly Dollars ($5,000.00) for the line of credit.

          14.   To the extent that the terms of this Loan Agreement are in direct conflict with the terms of any other Loan Document, the terms of this Loan Agreement shall govern. All terms of the other Loan Documents are supplemental to the terms of this Loan Agreement. This Loan Agreement may be executed in multiple counterparts

EXECUTED effective as of January 14, 2005
Sincerely,
LENDER TIB The Independent BankersBank
By:	/s/ DANNY BISHOP
Name:	Danny W. Bishop
Title:	Senior Vice President
TERMS AGREED TO AND ACCEPTED:
BORROWER Sunbelt Bancshares, Inc.
By:	/s/ JERRY BURNETT
Name:	Jerry Burnett, President
GUARANTORS:
/s/ RUTH ARMSTRONG Ruth Armstrong	/s/ JERRY BURNETT Jerry Burnett	/s/ DON DAWSON Don Dawson
/s/ PAUL DECLEVA, JR. Paul DeCleva, Jr.	/s/ DAN GRIFFIN Dan Griffin	/s/ LINDA LOVE Linda Love
/s/ BRUCE REICHSTEIN Bruce Reichstein	/s/ BARBARA ROTHGEB Barbara Rothgeb	/s/ TODD SEIB Todd Seib
/s/ JON SEIB Jon Seib	/s/ JEFF SEIB Jeff Seib	/s/ TIM SEIB Tim Seib
/s/ JANICE SMITH Janice Smith	/s/ DAVID STROUD David Stroud	/s/ CRAIG WHITE Craig White
/s/ JOE WHITNEY Joe Whitney

DEFINITIONS

        The terms defined herein shall have the following meanings for the purpose of this Agreement, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context:

          "Bank"    shall mean Sunbelt Bank, a bank in organization, to be located in Arlington, Texas.

          "Business Day"    shall mean a day on which Lender is open for transaction of its general banking business.

          "Control"    shall mean the power to vote 5% or more of any class of voting stock of Bank or the Borrower.

          "Loan Documents"    shall mean this Agreement, the Note, and all other documents executed or to be executed by Borrower, Bank, or any Obligated Party pursuant to the terms of or in connection with this Loan Agreement.

          "Note"    shall mean the promissory note, evidencing the Loan, in substantially the form of Exhibit "B," attached hereto and incorporated herein by reference for all purposes appropriately completed, and any promissory note issued in substitution therefore or in renewal, modification, extension, or rearrangement thereof.

          "Obligated Party"    means any person or entity who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

          "Obligations"    means the outstanding principal amount of the Note and interest accrued thereon, and any and all other indebtedness, liabilities and obligations whatsoever of Borrower and/or Bank to Lender hereunder or under the Note, the Security Instruments, and any of the other Loan Documents or otherwise, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising, and howsoever evidenced or acquired, whether joint or several, and whether evidenced by note, draft, acceptance, guaranty, open account, letter of credit, surety agreement or otherwise, it being contemplated by the parties hereto that Borrower may become indebted to Lender in further sum or sums.

          "Tribunal"    shall mean any state, commonwealth, federal, foreign, territorial, regulatory, or other court or governmental department, commission, board, bureau, agency or instrumentality.

Exhibit A

List of Guarantors

        1.
        Ruth Armstrong

        2.
        Jerry Burnett

        3.
        Don Dawson

        4.
        Paul DeCleva, Jr.

        5.
        Dan Griffin

        6.
        Linda Love

        7.
        Bruce REichstein

        8.
        Barbara Rothgeb

        9.
        Todd Seib

        10.
        Jon Seib

        11.
        Jeff Seib

        12.
        Tim Seib

        13.
        Janice Smith

        14.
        David Stroud

        15.
        Craig White

        16.
        Joe Whitney

Exhibit B
PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$600,000.00	01/14/2005	06-30-2005				DWB

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ****** has been omitted due to text length limitations.

Borrower:	Sunbelt Bancshares, Inc. 1625 N. Stemmons Freeway Dallas, TX 75207	Lender:	TIB - THE INDEPENDENT BANKERSBANK 350 Phelps Drive Irving, TX 75038 (972) 650-6000
Principal Amount: $600,000.00	Initial Rate: 5.750%	Date of Note: January 14, 2005

        PROMISE TO PAY.    Sunbelt Bancshares, Inc. ("Borrower") promises to pay to TIB - THE INDEPENDENT BANKERSBANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Hundred Thousand & 00/100 Dollars ($600,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first. The interest rate will not Increase above 18.000%.

        PAYMENT.    Borrower will pay this loan In full immediately upon Lender's demand. If no demand Is made, Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid Interest on June 30, 2005. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; and then to any unpaid collection costs. The annual Interest rate for this Note is computed an a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

        VARIABLE INTEREST RATE.    The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal published rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. The Index currently Is 5.250% per annum. The Interest rate to be applied prior to maturity to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 5.750% per annum. Notwithstanding the foregoing, the variable Interest rate or rates provided for In this Note will be subject to the following maximum rate. NOTICE: Under no circumstances will the interest rate on this Note be more than (except for any higher default rate or Post Maturity Rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B)

        PREPAYMENT.    Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TIB - THE INDEPENDENT BANKERSBANK, 350 Phelps Court Irving, TX 75038.

        POST MATURITY RATE.    The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by law or 18.000% per annum. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

        DEFAULT.    Each of the following shall constitute an event of default ("Event of Default") under this Note:

          Payment Default.    Borrower fails to make any payment when due under this Note.

          Other Defaults.    Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          False Statements.    Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Insolvency.    The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events Affecting Guarantor.    Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this

  Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

          Change In Ownership.    Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

          Adverse Change.    A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

          Insecurity.    Lender in good faith believes itself insecure.

          Cure Provisions.    If any default, other than a default in payment is curable, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

        LENDER'S RIGHTS.    Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

        ATTORNEYS' FEES; EXPENSES.    Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

        GOVERNING LAW.    This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to Its conflicts of law provisions. This Note has been accepted by Lender in the State of Texas.

        CHOICE OF VENUE.    If there is a lawsuit, and if the transaction evidenced by this Note occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

        RIGHT OF SETOFF.    To the extent permitted by applicable law, Lender reserves the right of setoff in all Borrower accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

        LINE OF CREDIT.    This Note evidences a straight line of credit. Once the total amount of principal has been advanced. Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender.

The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

        SUCCESSOR INTERESTS.    The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

        GENERAL PROVISIONS.    This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

        PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

        BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:
SUNBELT BANCSHARES, INC.
By:	/s/ JERRY BURNETT Jerry Burnett, President of Sunbelt Bancshares, Inc.

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer	Initials
$600,000.00	01/14/2005	06-30-2005				DWB

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing ****** has been omitted due to text length limitations.

Borrower:	Sunbelt Bancshares, Inc. 1625 N. Stemmons Freeway Dallas, TX 75207	Lender:	TIB - THE INDEPENDENT BANKERSBANK 350 Phelps Drive Irving, TX 75038 (972) 650-6000
Principal Amount: $600,000.00	Initial Rate: 5.750%	Date of Note: January 14, 2005

        PROMISE TO PAY.    Sunbelt Bancshares, Inc. ("Borrower") promises to pay to TIB - THE INDEPENDENT BANKERSBANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Hundred Thousand & 00/100 Dollars ($600,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first. The interest rate will not Increase above 18.000%.

        PAYMENT.    Borrower will pay this loan In full immediately upon Lender's demand. If no demand Is made, Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid Interest on June 30, 2005. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; and then to any unpaid collection costs. The annual Interest rate for this Note is computed an a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

        VARIABLE INTEREST RATE.    The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal published rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. The Index currently Is 5.250% per annum. The Interest rate to be applied prior to maturity to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting in an initial rate of 5.750% per annum. Notwithstanding the foregoing, the variable Interest rate or rates provided for In this Note will be subject to the following maximum rate. NOTICE: Under no circumstances will the interest rate on this Note be more than (except for any higher default rate or Post Maturity Rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B)

        PREPAYMENT.    Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TIB - THE INDEPENDENT BANKERSBANK, 350 Phelps Court Irving, TX 75038.

        POST MATURITY RATE.    The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by law or 18.000% per annum. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

        DEFAULT.    Each of the following shall constitute an event of default ("Event of Default") under this Note:

          Payment Default.    Borrower fails to make any payment when due under this Note.

          Other Defaults.    Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          False Statements.    Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Insolvency.    The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture Proceedings.    Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events Affecting Guarantor.    Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

          Change In Ownership.    Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

          Adverse Change.    A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

          Insecurity.    Lender in good faith believes itself insecure.

          Cure Provisions.    If any default, other than a default in payment is curable, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

        LENDER'S RIGHTS.    Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

        ATTORNEYS' FEES; EXPENSES.    Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

        GOVERNING LAW.    This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to Its conflicts of law provisions. This Note has been accepted by Lender in the State of Texas.

        CHOICE OF VENUE.    If there is a lawsuit, and if the transaction evidenced by this Note occurred in Dallas County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

        RIGHT OF SETOFF.    To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

        LINE OF CREDIT.    This Note evidences a straight line of credit. Once the total amount of principal has been advanced. Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

        SUCCESSOR INTERESTS.    The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

        GENERAL PROVISIONS.    This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

        PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

        BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:
SUNBELT BANCSHARES, INC.
By:	/s/ JERRY BURNETT Jerry Burnett, President of Sunbelt Bancshares, Inc.

QuickLinks

  Exhibit 10.7
LOAN AGREEMENT
Exhibit A List of Guarantors
Exhibit B PROMISSORY NOTE